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                                                                    EXHIBIT 7.8

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Madison River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: January 22, 1999


                                             COOPER RIVER PROPERTIES, L.L.C.

                                             By:  AIMCO Properties, L.P.,
                                                  its managing member

                                             By:  AIMCO-GP, Inc.,
                                                  its General Partner


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President


                                             INSIGNIA PROPERTIES, L.P.

                                             By:  Insignia Properties Trust,
                                                  its General Partner


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President


                                             INSIGNIA PROPERTIES TRUST


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President
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                                             MADISON RIVER PROPERTIES, L.L.C.

                                             By:  AIMCO Properties, L.P.,
                                                  its managing member

                                             By:  AIMCO-GP, Inc.,
                                                  its General Partner


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President


                                             AIMCO PROPERTIES, L.P.

                                             By:  AIMCO-GP, Inc.,
                                                  its General Partner


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President


                                             AIMCO-GP, INC.


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President

                                             APARTMENT INVESTMENT AND
                                             MANAGEMENT COMPANY


                                             By:  /s/ PATRICK J. FOYE
                                                  ------------------------------
                                                  Patrick J. Foye
                                                  Executive Vice President